UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

TRISALUS LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6272 W. 91st Ave., Westminster, Colorado	80031
(Address of principal executive offices)	(Zip Code)

(888) 321-5212

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLSI	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	TLSIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 1, 2024, TriSalus Life Sciences, Inc., a Delaware corporation (the “Company”), issued a press release announcing the closing of (i) its previously announced offer (the “Offer”) to all holders of each class of certain outstanding warrants (the “Warrants”), consisting of (a) the Company’s publicly-traded Warrants listed on the Nasdaq Global Market under the symbol “TLSIW”, (b) certain Warrants issued in a private placement transaction occurring simultaneously with the closing of the initial public offering of the Company and (c) certain Warrants issued for working capital requirements and payment of certain expenses of the Company, each identified in the Prospectus/Offer to Exchange that forms a part of the Company’s Registration Statement on Form S-4 (Registration No. 333- 279691), filed with the U.S. Securities and Exchange Commission on May 24, 2024, to receive 0.3 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), in exchange for each Warrant tendered by the holder and exchanged pursuant to the Offer, and (ii) the solicitation of consents (the “Consent Solicitation”) from holders of the Warrants to amend the Warrant Agreement, dated as of December 17, 2020, by and between the Company and Continental Stock Transfer & Trust Company, which governs all of the Warrants. At the closing of the Offer and Consent Solicitation, the Company issued 2,110,366 shares of Common Stock in exchange for the Warrants tendered in the Offer.

A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
99.1	Press Release, dated July 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISALUS LIFE SCIENCES, INC.

By:	/s/ Sean Murphy
Sean Murphy
Chief Financial Officer

Dated: July 1, 2024